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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                           FORM 8 - K

                         CURRENT REPORT


Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of
1934.

Date of Report (Date of earliest event reported) February 9, 2010
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                        Omagine, Inc.
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    (Exact name of registrant as specified in its charter)



   Delaware                0-17264            20-2876380
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(State or other          (Commission        (IRS Employer
jurisdiction of          File Number)       Identification
incorporation)                                  Number)

   350 Fifth Avenue, Suite 1103, New York, N.Y.          10118
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    (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code  (212)563-4141
                                                    --------------

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act;
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act;
[ ] Pre-commencement communication pursuant to rule 14d-2(b) under the Exchange Act;
[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act.

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Item 8.01 Other Events
----------------------

The Financial Industry Regulatory Authority ("FINRA") is the organization responsible for reviewing and processing documents relating to corporate actions for Over-The-Counter Bulletin Board listed companies. On December 30, 2009, as previously disclosed, the Company effected a 100-for-1 reverse split of its Common Stock followed immediately by a 1-for-20 forward split (collectively, the "Stock Splits"). The net effect of the Stock Splits was a 5-for-1 reverse split of the number of shares of the Company's Common Stock issued and outstanding on December 30, 2009. On February 9, 2010, the Company was notified by
FINRA that the necessary changes to reflect the Stock Splits will be effected in the market reporting of the Company's Common Stock at the start of trading on February 10, 2010. For a period of twenty trading days beginning on February 10, 2010, the Company's Common Stock will trade under the symbol "OMAG", with the letter "D" added to the end of the trading symbol to indicate that the Stock Splits are now reflected in the market reporting of the Company's Common Stock. After the aforementioned twenty trading day period expires, the symbol for the Company's Common Stock will revert to its previous trading symbol of "OMAG".

After giving effect to the Stock Splits, the Company's Common
Stock will also have a new CUSIP number which is 681659 207.

Additional information about the Stock Splits is available in the Form 8-K filed with the Securities and Exchange Commission
("SEC") on January 4, 2010 and in the Company's definitive proxy statement filed with the SEC on November 30, 2009.

Stockholders holding shares of the Company's Common Stock in certificate form will be notified by the Company's transfer agent, Continental Stock Transfer & Trust Company, regarding the process for exchanging such existing stock certificates for new certificates reflecting the Stock Splits .

Stockholders holding shares of the Company's Common Stock in "street name" through a brokerage account will have the number of their shares of Common Stock automatically adjusted to reflect the Stock Splits.



                           SIGNATURES
                           ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  February 9, 2010

                                 Omagine, Inc.
                              ---------------------------------
                                (Registrant)

                              BY: /s/ Frank J. Drohan
                                  -----------------------
                                   Frank J. Drohan,
                                   Chairman of the Board,
                                   President and Chief
                                   Executive Officer